METROPOLITAN WEST FUNDS

MetWest Total Return Bond Fund (the “Fund”)

(I Share: MWTIX; I-2 Share: MWTTX; M Share: MWTRX; Admin Share: MWTNX;

Plan Share: MWTSX)

Supplement dated September 6, 2023 to the Prospectus and

the Summary Prospectus

each dated July 29, 2023, as supplemented

For current and prospective investors in the Fund:

Effective September 6, 2023, Jerry Cudzil and Ruben Hovhannisyan will be added as portfolio managers for the Fund, and effective December 31, 2023, Laird Landmann will no longer serve as a portfolio manager for the Fund.

Therefore, effective September 6, 2023, the disclosure under the heading “Portfolio Managers” for this Fund is deleted in its entirety and replaced with the following:

Name	Experience with the Fund	Primary Title with Investment Adviser
Stephen M. Kane, CFA	27 Years	Founding Partner and Generalist Portfolio Manager
Laird Landmann (until December 31, 2023)	27 Years	Founding Partner and Generalist Portfolio Manager
Bryan T. Whalen, CFA	19 Years	Generalist Portfolio Manager
Jerry Cudzil	Since September 2023	Generalist Portfolio Manager
Ruben Hovhannisyan, CFA	Since September 2023	Generalist Portfolio Manager

The foregoing disclosure supersedes any statements to the contrary under the heading “Management of the Funds – Portfolio Managers” on pages 114 to 115 of the Prospectus.

Please retain this Supplement for future reference.